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Scudder Cash Reserves Fund

Classes A, B and C

Annual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Cash Reserves Fund	CUSIP Number
Class A	811195-403
Class B	811195-502
Class C	811195-601

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Cash Reserves Fund	1-Year	3-Year	5-Year	10-Year/ Life of Class**
Class A	.89%	3.56%	3.87%	3.93%
Class B	.35%	2.74%	2.97%	2.99%
Class C	.41%	2.98%	3.25%	3.51%

Source: Deutsche Asset Management

Distribution Information
	Class A	Class B	Class C
Distribution Information: Twelve Months: Income Dividends	$ .009	$ .004	$ .004
September Income Dividend	$ .0010	$ .0002	$ .0002
7-day Average Yield	1.26%	.25%***	.25%***
7-day Compound Effective Yield	1.26%	.25%***	.25%***

7-day average yield is the annualized net investment income per share for the period shown.
Average Annual Total Returns* (Adjusted for Sales Charge)
Scudder Cash Reserves Fund		1-Year	3-Year	5-Year	10-Year/ Life of Class
Class A(a)	Growth of $10,000	$10,089	$11,105	$12,093	$14,696
	Average annual total return	.89%	3.56%	3.87%	3.93%
Class B(a)	Growth of $10,000	$9,735	$10,645	$11,473	$13,425
	Average annual total return	-2.65%	2.11%	2.79%	2.99%
Class C(a)	Growth of $10,000	$10,041	$10,920	$11,736	$13,331
	Average annual total return	.41%	2.98%	3.25%	3.51%**

* Returns for Class B and C during the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns would have been lower.
** Class C shares commenced operations on May 31, 1994.
*** Yields reflect a partial fee waiver during this period which improved results. Without these waivers expenses would have exceeded income by 0.19% and 0.10% for Class B and C, respectively, at September 30, 2002.
a There is no initial sales charge for Class A shares. However, applicable sales charges apply on exchanges. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

All performance is historical, assumes reinvestment of all dividends and/or capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Cash Reserves Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Cash Reserves Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Darlene M. Rasel Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund. Joined Deutsche Asset Management in 1987. Over 18 years of investment industry experience.

In the following interview, Lead Portfolio Manager Darlene M. Rasel discusses the market environment and investment strategy for the fund's most recent fiscal year ended September 30, 2002, as well as the outlook for upcoming months.

Q: How would you describe the economic environment for money market securities over the 12-month period ended September 30?

A: The Federal Reserve's Open Market Committee (FOMC) held interest rates steady in 2002, following its aggressive easing during 2001. The US economy grew slightly, as a result of strong consumer demand for housing, housing-related items and automobiles (helped by zero-percent financing). By contrast, disappointing corporate earnings and continuing questions about corporate accounting standards plagued the equity markets and led to sharply lower stock prices. The unemployment rate remained between 5.5 percent and 6.0 percent. The nation's modest level of GDP (gross domestic product) growth was described by economists as a "jobless recovery," leading to falling consumer confidence.

In this environment, many investors who were disenchanted with other areas of the financial markets saw fixed-income securities - including money market securities - as a haven. While yields of short-term taxable securities held steady, longer-term yields fell substantially, flattening the money market yield curve. The Fed shifted from an easing bias to a neutral bias last March. In its August meeting, the Fed's policy-making Open Market Committee admitted that it was paying close attention to the state of the financial markets in making decisions about interest rate levels. In September, the FOMC left interest rates unchanged, though two Fed governors dissented.

Q: In light of these events, what has been the fund's recent strategy?

A: We have continued to manage the fund conservatively, maintaining very high portfolio quality standards, adjusting average maturity in response to market conditions and strictly limiting exposure to any particular issuer. The barbell strategy (i.e., focusing on the shortest and longest money market maturities available to the fund) that had worked well for the fund for much of the period - enabling us to buy long-dated, high-yielding securities - lost some of its appeal as the yield curve flattened. In addition, we felt that the fund's large overnight (maturity) holdings could be vulnerable to cuts in the Federal Reserve's overnight interest rate for banks. For this reason, we replaced those holdings with purchases in the middle of the fund's available maturity range. We continue to add callable federal agency securities to the portfolio, because of their attractive yields and government-backed principal and interest. The fund's average maturity stood at 69 days as of September 30.

Q: What is your outlook for money market investments and the fund over the next several months?

A: The economy has left the trough of the mild recession of 2001. However, improvement has been slow and has not created a meaningful number of new jobs. Consumer confidence, which is tightly linked to job availability, is falling. Stocks have hit multiyear lows, dragged down by disappointing corporate earnings and continued questions about accounting practices. The potential for a double-dip recession exists. In this environment of slow, jobless growth, sagging stock markets, a weak industrial sector and waning consumer confidence, it seems possible that the Federal Reserve will reduce interest rates again. The string of rate cuts in 2001 from 6.50 percent to a 1.75 percent helped prevent the economy from falling deeper into recession. It remains to be seen whether further rate cuts could have much of an impact, considering how low those rates already are.

As we've said, in light of the uncertainty surrounding future Fed policy, we have reduced overnight holdings in the portfolio. By adjusting the barbell strategy to include more investments along the entire yield curve, we have reduced our cash position to make the fund less susceptible to a rate cut, should an additional cut occur. We plan to pursue this strategy for the foreseeable future. At the same time, we will continue our insistence on the highest credit quality in the Scudder Cash Reserves Fund portfolio. In addition, we will continue to selectively add callable securities to the portfolio. They offer an attractive yield advantage, and are often issued by US government agencies. We believe this strategy will enhance not only the fund's yield but also further enhance its average credit quality.

Lastly, we plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Portfolio Composition	9/30/02	9/30/01

Commercial Paper	49%	82%
Certificates of Deposit and Bank Notes	24%	3%
Repurchase Agreements	21%	15%
Short-Term Notes	6%	-
	100%	100%

Portfolio composition is subject to change.

Investment Portfolio as of September 30, 2002

	Principal Amount ($)	Value ($)
Commercial Paper 49.3%
Bank One NA, 1.952%*, 01/31/2003	10,000,000	10,005,268
Black Forest Funding Corp., 1.78%**, 12/18/2002	15,000,000	14,942,150
Caterpillar Financial, 2.023%*, 11/04/2002	5,000,000	5,000,830
Dexia Delaware LLC, 1.77%**, 10/07/2002	15,000,000	14,995,575
Falcon Asset Securitization Corp., 1.77%**, 10/31/2002	15,000,000	14,977,875
Fortis Funding, 1.78%**, 10/11/2002	15,000,000	14,992,583
Goldman Sachs Group, Inc., 2.021%*, 10/25/2002	10,100,000	10,101,176
Jupiter Securitization Corp., 1.79%**, 10/18/2002	16,000,000	15,986,476
Nordea North America, Inc., 1.755%*, 09/10/2003	10,000,000	9,997,163
Pennine Funding LLC, 1.76%**, 11/12/2002	15,000,000	14,969,200
Preferred Receivables Corp., 1.77%**, 10/30/2002	12,000,000	11,982,890
Salomon Smith Barney Holding Co., 1.783%*, 04/28/2003	10,000,000	10,000,000
Sheffield Receivables Corp., 1.77%**, 10/21/2002	20,000,000	19,980,333
Sigma Finance, 1.815%*, 10/22/2002	10,000,000	10,000,000
Toronto Dominion Bank, 1.79%*, 03/24/2003	15,000,000	15,000,000
Transamerica Finance Group, 1.75%**, 11/22/2002	15,000,000	14,962,083
Wells Fargo & Co., 1.7%**, 10/09/2002	15,000,000	14,994,333
Westdeutsche Landesbank, 2.11%**, 10/11/2002	10,000,000	9,994,139
Windmill Funding Corp., 1.77%**, 10/25/2002	15,000,000	14,982,300
Total Commercial Paper (Cost $247,864,374)		247,864,374

Certificates of Deposit and Bank Notes 23.7%
American Express Centurian Bank, 1.802%*, 11/06/2002	10,000,000	10,000,000
BNP Paribas, 2.69%, 04/15/2003	10,000,000	10,034,148
Canadian Imperial Bank of Commerce, 2.13%, 07/11/2003	7,000,000	7,001,616
Comerica Bank, 1.8%*, 10/28/2002	10,000,000	10,000,000
Credit Agricole Indosuez, 2.68%, 04/16/2003	12,000,000	12,041,851
Dresdner Bank AG, 2.08%, 07/15/2003	10,000,000	10,003,897
Dresdner Bank AG, 2.58%, 05/08/2003	10,000,000	10,008,476
Landesbank Baden-Wuert, 2.115%, 02/03/2003	10,000,000	10,003,923
Lloyds Bank PLC, 2.02%, 03/21/2003	10,000,000	10,000,936
Lloyds Bank PLC, 1.835%**, 07/28/2003	10,000,000	9,985,256
Societe Generale, 2.05%, 12/30/2002	10,000,000	10,000,000
Westpac Banking Corp., 2.175%, 01/24/2003	10,000,000	10,000,157
Total Certificates of Deposit and Bank Notes (Cost $119,080,260)		119,080,260

Short-Term Notes 5.9%
Associates Corp. NA, 1.9%*, 06/15/2003	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 2.1%*, 10/10/2003	10,000,000	10,000,000
Federal National Mortgage Association, 2.16%**, 04/04/2003	10,000,000	9,889,000
Total Short-Term Notes (Cost $29,889,000)		29,889,000

Repurchase Agreements*** 21.1%
State Street Bank and Trust Co., 1.83%, dated 9/30/2002, to be repurchased at $3,065,156 on 10/1/2002	3,065,000	3,065,000
Goldman Sachs, 1.94%, dated 9/30/2002, to be repurchased at $80,004,311 on 10/1/2002	80,000,000	80,000,000
J.P. Morgan Securities, 1.96%, dated 9/30/2002, to be repurchased at $23,001,252 on 10/1/2002	23,000,000	23,000,000
Total Repurchase Agreements (Cost $106,065,000)		106,065,000
Total Investment Portfolio - 100.0% (Cost $502,898,634) (a)		502,898,634

* Floating rate notes are securities whose yields vary with a designated market or index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2002.
** Annualized yield at the time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purposes was $502,898,634.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at amortized cost	$ 396,833,634
Repurchase agreements	106,065,000
Cash	872
Interest receivable	970,267
Receivable for Fund shares sold	2,325,527
Total assets	506,195,300
Liabilities
Payable for Fund shares redeemed	4,193,505
Dividends payable	57,775
Accrued management fee	160,325
Other accrued expenses and payables	814,200
Total liabilities	5,225,805
Net assets, at value	$ 500,969,495
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(27,714)
Accumulated net realized gain (loss)	(18,727)
Paid-in capital	501,015,936
Net assets, at value	$ 500,969,495
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($226,231,496 / 226,216,095 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($195,317,704 / 195,293,285 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($79,420,295 / 79,431,691 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Interest	$ 9,890,354
Expenses: Management fee	1,824,823
Services to shareholders	2,187,118
Custodian fees	31,704
Distribution service fees	3,057,001
Auditing	45,173
Legal	82,805
Trustees' fees and expenses	31,363
Reports to shareholders	108,657
Registration fees	70,875
Other	21,038
Total expenses, before expense reductions	7,460,557
Expense reductions	(649,262)
Total expenses, after expense reductions	6,811,295
Net investment income	3,079,059
Net realized gain (loss) on investment transactions	10,196
Net increase (decrease) in net assets resulting from operations	$ 3,089,255

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 3,079,059	$ 19,621,633
Net realized gain (loss) on investment transactions	10,196	(9,062)
Net increase (decrease) in net assets resulting from operations	3,089,255	19,612,571
Distributions to shareholders from net investment income: Class A	(2,112,413)	(10,314,110)
Class B	(659,775)	(6,319,323)
Class C	(310,195)	(2,988,200)
Fund share transactions: Proceeds from shares sold	1,716,019,983	3,455,549,956
Reinvestment of distributions	2,627,427	16,285,432
Cost of shares redeemed	(1,812,612,232)	(3,409,544,770)
Net increase (decrease) in net assets from Fund share transactions	(93,964,822)	62,290,618
Increase (decrease) in net assets	(93,957,950)	62,281,556
Net assets at beginning of period	594,927,445	532,645,889
Net assets at end of period (including accumulated distributions in excess of net investment income of $(27,714) at September 30, 2002)	$ 500,969,495	$ 594,927,445

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.009	.04	.05	.04	.04
Distributions from net investment income	(.009)	(.04)	(.05)	(.04)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.89	4.40	5.43	4.12	4.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	226	271	252	265	197
Ratio of expenses before expense reductions (%)	1.14	.93	.93	1.09	1.21
Ratio of expenses after expense reductions (%)	1.14	.93	.92	1.09	1.21
Ratio of net investment income (%)	.97	4.26	5.27	4.07	4.49

Class B
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.03	.04	.03	.03
Distributions from net investment income	(.004)	(.03)	(.04)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.35[b]	3.42	4.49	3.08	3.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	195	228	202	287	285
Ratio of expenses before expense reductions (%)	2.01	1.89	1.87	2.11	2.22
Ratio of expenses after expense reductions (%)	1.75	1.89	1.86	2.11	2.22
Ratio of net investment income (%)	.37	3.34	4.33	3.05	3.48
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.04	.05	.03	.04
Distributions from net investment income	(.004)	(.04)	(.05)	(.03)	(.04)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	.41[b]	3.76	4.81	3.44	3.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	79	96	79	97	68
Ratio of expenses before expense reductions (%)	1.91	1.62	1.57	1.75	1.88
Ratio of expenses after expense reductions (%)	1.67	1.62	1.56	1.75	1.88
Ratio of net investment income (%)	.44	3.59	4.63	3.41	3.82
[a] Total returns do not reflect the effect of any sales charges. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Cash Reserves Fund (the ``Fund'') is a diversified series of Scudder Portfolios which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors without an initial sales charge but are subject to the applicable sales charge if exchanged into Class A shares of another Scudder Mutual Fund. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $19,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($13,000) and September 30, 2009 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Permanent book and tax differences relating to shareholder distributions will result reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2002, the Fund's components of distributable earnings on a tax-basis are as follows:

Undistributed ordinary income*	$ 41,347
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (19,000)
Net unrealized appreciation (depreciation) on investments	$ -

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 3,003,966

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $250,000,000 of the Fund's average daily net assets, 0.38% of the next $750,000,000 of such net assets, 0.35% of the next $1,500,000,000 of such net assets, 0.32% of the next $2,500,000,000 of such net assets, 0.30% of the next $2,500,000,000 of such net assets, 0.28% of the next $2,500,000,000 of such net assets, 0.26% of the next $2,500,000,000 of such net assets and 0.25% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.39% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. During the period the Advisor agreed to temporarily waive and reimburse certain operating expenses of Class B and Class C shares. For the year ended September 30, 2002, the amount charged to Class A, B and C shares by SISC was as follows:

Shareholder Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2002
Class A	$ 728,460	$ -	$ 238,042
Class B	873,009	(477,624)	114,589
Class C	345,337	(171,594)	59,909
	$ 1,946,806	$ (649,218)	$ 423,364

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 1,345,456	$ 121,039
Class C	549,035	48,384
	$ 1,894,491	$ 169,423

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 534,013	$ 49,628	0.25%
Class B	445,485	44,535	0.25%
Class C	183,012	16,537	0.25%
	$ 1,162,510	$ 110,700

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $1,183,257 and $1,242,694, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2002, SDI received $164,193.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2002, the Fund's custodian and transfer agent fees were reduced by $44 and $0, respectively, under these arrangements.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,214,192,353	$ 1,214,192,354	2,689,372,417	$ 2,688,084,066
Class B	325,823,091	325,823,200	433,035,858	433,066,182
Class C	176,004,389	176,004,429	334,407,694	334,399,708
		$ 1,716,019,983		$ 3,455,549,956
Shares issued to shareholders in reinvestment of distributions
Class A	1,716,445	$ 1,716,445	8,201,753	$ 8,201,753
Class B	625,601	625,601	5,589,056	5,589,056
Class C	285,381	285,381	2,494,623	2,494,623
		$ 2,627,427		$ 16,285,432
Shares redeemed
Class A	(1,260,356,176)	$ (1,260,356,182)	(2,678,529,425)	$ (2,677,227,985)
Class B	(359,635,987)	(359,636,012)	(412,324,525)	(412,344,230)
Class C	(192,619,233)	(192,620,038)	(319,988,133)	(319,972,555)
		$ (1,812,612,232)		$ (3,409,544,770)
Net increase (decrease)
Class A	(44,447,378)	$ (44,447,383)	19,044,745	$ 19,057,834
Class B	(33,187,295)	(33,187,211)	26,300,389	26,311,008
Class C	(16,329,463)	(16,330,228)	16,914,184	16,921,776
		$ (93,964,822)		$ 62,290,618

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Cash Reserves Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Cash Reserves Fund (the "Fund," one of the portfolios constituting Scudder Portfolios) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Cash Reserves Fund (one of the portfolios constituting Scudder Portfolios) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts November 26, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Darlene M. Rasel (51) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[4] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048